Financial expense, net	12 Months Ended
Dec. 31, 2022
Financial expense, net [Abstract]
Financial expense, net
Note 21.- Financial expense, net

The following table sets forth financial income and expenses for the years ended December 31, 2022, 2021 and 2020:

	For the year ended December 31,
Financial income	2022	2021	2020
Interest income from loans and credits	1,641	2,066	6,651
Interest rates benefits derivatives: cash flow hedges	3,928	689	401
Total	5,569	2,755	7,052

	For the year ended December 31,
Financial expenses	2022	2021	2020
Interest on loans and notes	(292,043)	(302,558)	(316,237)
Interest rates losses derivatives: cash flow hedges	(41,220)	(58,712)	(62,149)
Total	(333,263)	(361,270)	(378,386)

Financial interest income from loans and credits included in 2020 a non-monetary financial income of $3.8 million resulting from the refinancing of the debt of Cadonal.

Interest on loans and notes primarily include interest on corporate and project debt, which decrease in 2022 and 2021 compared to the previous year, primarily due to the repayment of project and corporate debt in accordance with the financing arrangements.
Losses from interest rate derivatives designated as cash flow hedges primarily correspond to transfers from equity to financial expense when the hedged item impacts the consolidated income statement. The decrease in 2022 compared to 2021 is due to an increase in the spot interest rates in 2022 compared to 2021, which implies lower interest payments on the derivatives instruments contracted.

Net exchange differences

Net exchange differences primarily correspond to realized and unrealized exchange gains and losses on transactions in foreign currencies as part of the normal course of the business of the Company. The increase in profit in 2022 is mainly due to the impact of foreign exchange caps instruments hedging the net cash flows of the Company in Euros, resulting from the appreciation of the U.S. dollar against the Euro.

Other financial income/(expense), net

The following table sets out Other financial income/(expense), net for the years 2022, 2021 and 2020:

	For the year ended December 31,
Other financial income/(expense), net	2022	2021	2020
Other financial income	27,938	32,321	162,290
Other financial losses	(21,435)	(16,571)	(121,415)
Total	6,503	15,750	40,875

Other financial income in 2022 include $6.2 million of income for non-monetary change to the fair value of derivatives of Kaxu for which hedge accounting is not applied, and $12.0 million income further to the change in the fair value of the conversion option of the Green Exchangeable Notes since December 2021 (Note 14). Residual items primarily relate to interest on deposits and loans, including non-monetary changes to the amortized cost of such loans. The decrease of other financial income in 2021 compared to the year 2020 is primarily due to the gain of $145 million further to the purchase of Liberty Interactive´s equity interest in Solana accounted for in 2020.

Other financial losses primarily include guarantees and letters of credit, other bank fees, non-monetary changes to the fair value of derivatives which hedge accounting is not applied and of financial instruments recorded at fair value through profit and loss, and non-monetary changes to the present value of provision and other long-term liabilities.

The decrease of other financial losses in 2021 compared to the year 2020 was primarily due to $73 million of financial expenses further to the refinancing of the Helios 1&2 debts accounted for in 2020 and a $16 million expense further to the change in the fair value of the conversion option of the Green Exchangeable Notes in 2020.